EXHIBIT 99.3

Xerium Technologies, Inc.

Reconciliation of Trailing Twelve Month Bank Adjusted EBITDA (in thousands)

	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Net Income (loss)	$(4,350)	$(9,448)	$1,601	$(7,381)	$(96,765)	$(30,157)	$(40,011)	$(3,656)	$738	$647	$1,622	$3,488
Goodwill impairment	—	—	—	—	80,600	—	—	—	—	—	—	—
Stock-based compensation	3,513	161	885	778	481	2,103	1,356	1,756	2,098	1,250	831	172
Depreciation	9,652	9,205	9,547	10,269	10,518	9,871	9,511	9,644	9,937	10,232	10,686	10,655
Amortization of intangibles	579	583	583	582	580	580	579	578	581	576	576	577
Curtailment/settlement gain	—	—	—	—	—	—	—	—	—	—	—	425
Deferred financing cost amortization	1,131	1,536	1,158	1,201	1,522	1,575	3,908	238	232	236	366	1,011
Unrealized foreign exhange (gain) loss on revaluation of debt	(7,762)	(482)	(88)	(1,149)	93	149	693	(1,567)	(896)	(610)	(804)	2,484
Deferred taxes	(3,530)	633	806	1,396	4,751	558	2,174	1,573	4,309	660	549	1,037
(Gain) loss on disposition of property and equipment	(443)	(1,233)	(783)	(8)	45	86	23	(171)	(2,043)	(538)	(26)	(40)
Asset impairment	3,517	—	—	1,667	2	—	748	2,123	19	(0)	—	—
Non-cash interest expense related to interest rate swaps	468	397	396	859	2,165	3,211	2,147	2,160	2,203	0	—	—
Loss on extinguishment of debt	—	—	—	—	—	(0)	—	—	—	—	2,926	—
Non-cash reorganization expenses	—	—	—	—	—	14,283	14,400	—	—	—	—	—
Reorganization expenses accrued	—	—	—	—	—	—	4,546	(3,231)	(1,200)	(115)	115	—
Net change in operating assets and liabilities	21,452	(9,195)	(13,781)	3,093	8,350	2,575	(7,066)	(3,821)	1,291	(12,540)	(9,886)	4,266

Net cash provided by (used in) operating activities	24,232	(7,842)	324	11,307	12,342	4,834	(6,995)	5,626	17,269	(194)	6,955	24,075
Cash interest expense, net	14,688	14,024	14,016	14,365	15,661	10,858	10,810	9,622	9,831	9,618	9,616	8,862
Net change in operating assets and liabilities	(21,452)	9,195	13,781	(3,093)	(8,350)	(2,575)	7,066	3,821	(1,291)	12,532	9,886	(4,266)
Cash income tax expense	1,087	3,259	1,891	2,028	(2,447)	1,578	2,876	2,745	2,453	2,758	2,481	2,227
Goodwill impairment	—	—	—	—	(80,600)	—	—	—	—	—	—	—
Stock-based compensation	(3,513)	(161)	(885)	(778)	(481)	(2,103)	(1,353)	(1,756)	(2,098)	(1,250)	(831)	(172)
Curtailment/settlement gain	—	—	—	—	—	—	—	—	—	—	—	(425)
Asset impairment	(3,517)	—	—	(1,667)	(2)	—	(748)	(2,123)	(19)	0	—	—
Unrealized foreign exhange (gain) loss on revaluation of debt	7,762	482	88	1,149	(93)	(149)	(693)	1,567	896	610	804	(2,484)
Gain (loss) on disposition of property and equipment	443	1,233	783	8	(45)	(86)	(23)	171	2,043	538	26	40
Non-cash reorganization expenses	—	—	—	—	—	(14,283)	(18,946)	3,231	1,200	115	(115)	—
Loss on extinguishment of debt	—	—	—	—	—	0	—	—	—	—	(2,926)	—

EBITDA	19,726	20,189	29,998	23,319	(64,015)	(1,927)	(8,004)	22,904	30,284	24,727	25,896	27,857
Unrealized foreign exhange (gain) loss on revaluation of debt	285	—	—	—	—	—	—	—	(1)	—	—	(1)
Amendment/termination costs								—
Change in fair value of interest rate swaps	(468)	(398)	(397)	(859)	(2,164)			—
Changes in value of other derivatives	—	—	—	—	—			—
Operational Restructuring Expense	—	114	1,026	87	1,184	1,567	1,796	1,199	2,552	168	542	577
Inventory write-offs under restructuring programs	256	103	142	104	(0)	—	—	—	—	—	—	—
Growth program costs	—	—	—	—	—			0
Non-cash Compensation and related expenses	1,237	161	885	778	481	2,389	1,041	2,067	1,812	1,250	831	172
Non-cash impairment charges	3,517	—	—	1,667	80,602	—	748	2,123	19	(0)	—	—
Non-recurring expenses resulting from cost reduction programs
Change in accounting policies	—	—	—	—	—	(1,400)	—	—	—	—	—	—
Financial restructuring costs (see note B below)	—	—	—	—	—	9,563	15,251	799	584	—	—	—
Write-off of deferred financing costs as “reorganization items”			—	—	—	14,283	—	—	—	—	—	—
Expenses Incurred in connection with indebtedness or refinancing transaction	—	—	—	—	—	—	14,400	—	—	—	2,926	—

Adjusted EBITDA for the quarter as previously reported	$24,549	$20,169	$31,652	$25,096	$16,088	$24,476	$25,230	$29,094	$35,250	$26,145	$30,195	$28,606

Less: disallowed items under New Credit Agreement:
Unrealized foreign exchange gain on revaluation of debt	—	—	—	—	—	—	—	—	—	—	—	—
Amendment/termination costs
Change in fair value of interest rate swaps	468	398	397	859	2,164
Changes in value of other derivatives	—	—	—	—	—
Growth program costs	—	—	—	—	—
Plus: new items under the New Credit Agreement:
Non-cash change in or adoption of accounting policies
Financial Restructuring Costs			274	1,961	6,501
Non-cash expense from granting of Common Stock	1,628
Non-cash expense relating to pension or benefit arrangements

Proforma Adjusted EBITDA under the New Credit Agreement	$26,647	$20,567	$32,325	$27,916	$24,753	$24,476	$25,230	$29,093	$35,251	$26,145	$30,195	$28,606

Adjusted EBITDA for the trailing twelve months (“TTM”)				$107,455	$105,561	$109,470	$102,375	$103,552	$114,050	$115,719	$120,684	$120,197

Note (A) — Adjusted EBITDA for all periods above have been presented in accordance with the definition of Adjusted EBITDA in the New Credit Facility except as noted below.

Note (B) — Financial restructuring costs under the definition of Adjusted EBITDA in the New Credit Facility are not adjustments added back to net income (loss) to arrive at Adjusted EBITDA for periods beginning after the quarter ended June 30, 2011. For the three and nine months ended September 30, 2010 such items were added back to net income (loss) to arrive at Adjusted EBITDA based on the terms of the Amended and Restated Credit Facility. Had these adjustments not been in place in 2010, Adjusted EBITDA would have decreased by $794 and $25,613 in the three and nine months ended September 30, 2010 respectively.

Xerium Technologies, Inc.

Reconciliation of Total Working Capital as a Percentage of Revenue (in thousands)

	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Net Sales	$130,308	$132,437	$135,015	$132,827	$135,899	$144,593	$143,166	$150,378	$148,227

Accounts Receivable	$88,165	$83,602	$88,475	$83,268	$91,503	$93,332	$99,359	$98,068	$93,432
Inventory	82,128	78,174	75,583	72,802	78,863	81,927	90,177	98,833	91,364
Less: “Trade AP” (per calculation below)	25,212	27,652	26,057	27,029	26,517	32,779	30,834	29,162	25,955

Trade Working Capital	$145,081	$134,124	$138,001	$129,041	$143,849	$142,480	$158,702	$167,739	$158,124

% of Net Sales	27.8%	25.3%	25.6%	24.3%	26.5%	24.6%	27.7%	27.9%	26.7%

Calculation of Trade AP
Accounts Payable	$27,703	$32,124	$30,488	$30,923	$31,991	$41,686	$37,992	$36,270	$33,474
Less: Deposits Received	(1,550)	(2,014)	(2,899)	(2,394)	(3,493)	(3,415)	(4,913)	(5,486)	(5,881)
Less: Other Payables	(941)	(2,458)	(1,532)	(1,500)	(1,981)	(5,492)	(2,245)	(1,622)	(1,638)

Trade AP	$25,212	$27,652	$26,057	$27,029	$26,517	$32,779	$30,834	$29,162	$25,955

Xerium Technologies, Inc.

Reconciliation of Selling, General & Administrative Expenses as a Percentage of Revenue, excluding Operational Restructuring Expense and Financial Restructuring Expense

	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Net Sales	$130,308	$132,437	$135,015	$132,827	$135,899	$144,593	$143,166	$150,378	$148,227

Calculation of Selling, General & Administrative Expense, excluding Operational Restructuring Expense:
Selling Expense	$16,991	$17,234	$18,042	$17,901	$18,043	$18,897	$19,524	$20,507	$19,817
General & Administrative Expense	15,397	21,097	26,829	17,585	15,609	14,684	17,353	16,136	14,071
Research & Development Expense	2,708	3,142	2,868	2,952	2,887	2,720	3,088	2,925	2,907

Total Selling and General & Administrative Expense, excluding Operational Restructuring Expenses	$35,127	$41,444	$47,760	$38,448	$36,582	$36,318	$39,992	$39,568	$36,795

% of Net Sales, excluding Operational Restructuring Expense	27.0%	31.3%	35.4%	28.9%	26.9%	25.1%	27.9%	26.3%	24.8%

Calculation of Selling, General & Administrative Expense, excluding Operational and Financial Restructuring Expense:
Total Selling and General & Administrative Expense, excluding Operational Restructuring Expenses (calculated above)	$35,127	$41,444	$47,760	$38,448	$36,582	$36,318	$39,992	$39,568	$36,795
Less: Financial Restructuring Expenses	(1,962)	(6,500)	(9,463)	(459)	—	—	—	—	—

Total Selling and General & Administrative Expense, excluding Operational and Financial Restructuring Expenses	$33,165	$34,944	$38,297	$37,989	$36,582	$36,318	$39,992	$39,568	$36,795

% of Net Sales, excluding Operational and Financial Restructuring Expenses	25.5%	26.4%	28.4%	28.6%	26.9%	25.1%	27.9%	26.3%	24.8%

Xerium Technologies, Inc.

Analysis of Foreign Currency Effect

Quarter ending September 30, 2011

	Q3 09/30/2011	Q3 09/30/2010	Currency Effect Fav(Unfav)	Q3 2010 Adjusted to Current Rates	% Change to Adjusted Fav(Unfav)
	($ in millions)
Net Sales
Clothing	$97.5	$90.3	$4.3	$94.6	3.2%
Rolls	50.7	45.6	2.1	47.7	6.6%

Total	148.2	135.9	6.4	142.3	4.3%

Cost of Product Sold	94.0	83.3	(4.8)	88.1	(7.2%)

Gross Margin	54.2	52.6	1.6	54.2	(0.0%)
Gross Margin / Sales %	36.6%	38.7%
Selling	19.8	18.0	(1.2)	19.2	(3.3%)
General and administrative	14.0	15.7	(0.9)	16.6	16.5%
Research & Development	2.9	2.9	(0.1)	3.0	2.1%
Restructuring and Impairments	0.6	3.3	(0.0)	3.3	83.7%

Total Selling, G&A Expenses	37.3	39.9	(2.2)	42.1	12.1%

Income from Operations	16.9	12.7	(0.6)	12.1	37.8%

Interest Expense, Net	(9.9)	(12.0)	(0.5)	(12.5)	21.7%
Other items - FX gain / loss	(0.3)	0.7	(0.0)	0.7	(134.4%)
Loss on early extinguishment of debt	0.0	0.0	0.0	0.0	0.0%
Reorganization Expense	0.0	(0.8)	(0.0)	(0.8)	100.0%
Total Provision for Income Taxes	3.2	4.3	(0.3)	4.6	33.4%

Net Income	3.5	(3.7)	(1.4)	(5.1)	231.1%

Adjusted EBITDA per Bank	$28.6	$29.1	$0.3	$29.4	(2.8%)

Xerium Technologies, Inc.

Analysis of Foreign Currency Effect

YTD ending September 30, 2011

	YTD 09/30/2011	YTD 09/30/2010	Currency Effect Fav(Unfav)	YTD 2010 Adjusted to Current Rates	% Change to Adjusted Fav(Unfav)
	($ in millions)
Net Sales
Clothing	$291.1	$268.0	$11.8	$279.8	4.2%
Rolls	150.7	135.7	5.3	141.0	7.1%

Total	441.8	403.7	17.1	420.8	5.2%

Cost of Product Sold	275.8	247.7	(12.3)	260.0	(6.4%)

Gross Margin	166.0	156.0	4.8	160.8	3.3%
Gross Margin / Sales %	37.6%	38.7%
Selling	59.8	54.0	(3.1)	57.1	(5.1%)
General and administrative	47.6	60.1	(2.6)	62.7	25.2%
Research & Development	8.9	8.7	(0.1)	8.8	(1.2%)
Restructuring and Impairments	1.3	7.4	(0.3)	7.7	86.3%

Total Selling, G&A Expenses	117.6	130.2	(6.1)	136.3	14.4%

Income from Operations	48.4	25.8	(1.3)	24.5	92.4%

Interest Expense, Net	(29.7)	(44.4)	(1.1)	(45.5)	35.7%
Other items - FX gain / loss	(0.3)	0.7	(0.0)	0.7	(136.5%)
Loss on early extinguishment of debt	(2.9)	0.0	0.0	0.0	0.0%
Reorganization Expense	0.0	(44.4)	(0.2)	(44.6)	100.5%
Total Provision for Income Taxes	9.7	11.5	(0.6)	12.1	21.2%

Net Income	5.8	(73.8)	(3.2)	(77.0)	112.1%

Adjusted EBITDA per Bank	$84.9	$78.8	$1.4	$80.2	6.1%